March 3, 2005

FUNDX FUNDS

FUNDX UPGRADER FUND
FUNDX AGGRESSIVE UPGRADER FUND
FUNDX CONSERVATIVE UPGRADER FUND
FUNDX FLEXIBLE INCOME FUND

Each a series of Professionally Managed Portfolios

Supplement to
Prospectus dated February 28, 2005

The following disclosure regarding the FundX Flexible Income Fund’s principal investment strategies is added to page 16 of the Prospectus:

The Fund also may purchase, without limit, shares of international and global Underlying Funds that invest in securities of companies located outside of the U.S., when they meet the Advisor’s selective criteria. Furthermore, these investments may include Underlying Funds that invest significant amounts of their portfolios in the securities of companies located in countries considered to have emerging markets or developing economies.

Additionally, the paragraph regarding “Emerging Markets Risk” on page 19 of the Prospectus is modified to include the FundX Flexible Income Fund.

Please retain this Supplement with the Prospectus.
The date of this Supplement is March 3, 2005